Exhibit 32.1

   CERTIFICATION OF CHIEF EXECUTIVE OFFICER IN ACCORDANCE WITH SECTION 906 OF
                             THE SARBANES- OXLEY ACT


     In conjunction with the annual report of Sharps Compliance Corp. (the "Company") on Form 10-KSB for the years ended June 30, 2004 and 2003, as filed with the Securities and Exchange Commission on the date hereof, I, Burton J. Kunik, Chief Executive Officer and Chairman of the Board of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that

     (1) The Form 10-KSB report for the years ended June 30, 2004 and 2003, filed with the Securities and Exchange Commission on September 20, 2004, fully complies with the requirements of Section 13 (a) or 15(d) of the Securities and Exchange Act of 1934; and

     (2) The information contained in the Form 10-KSB report for the years ended June 30, 2004 and 2003 fairly presents, in all material respects, the financial condition and results of operations of Sharps Compliance Corp.



By: /s/ BURTON J. KUNIK

Burton J. Kunik
Chairman of the Board of Directors
Chief Executive Officer